SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    April 8, 2002


                          Natural Solutions Corporation
             (Exact name of registrant as specified in its charter)


       Nevada                         000-28155                 88-0367024
       ------                         ---------                 ----------
(State or other jurisdiction    Commission File Number        (IRS Employer
   of incorporation)                                       Identification No.)


100 Volvo Parkway, Suite 200, Chesapeake, Virginia                23320
--------------------------------------------------                -----
 (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:  (757) 548-4242

ITEM 2.  Acquisition or Disposition of Assets

Natural Solutions Corporation (the "Company") has disposed of substantially all of its assets outside of the ordinary course of business, as follows:

     On March 28, 2002, Dr. M.G. Robertson notified the Company that each of the Company's convertible debentures held by Dr. Robertson (the "Notes") were in default because, among other reasons, the Company's board of directors had elected to file a Chapter 7 bankruptcy petition. As provided in each of the Notes, in the event of the occurrence of an event of default, each Note is immediately due and payable and Dr. Robertson may collect payment in every way permitted by law.

     The Company's obligations under the Notes are secured by, among other things, a security agreement (the "Security Agreement") dated as of June 1, 2000. The Security Agreement grants to Dr. Robertson a security interest in all of the Company's assets, tangible and intangible, now owned or hereafter acquired by it, including, but not limited to, licenses (collectively referred to as the "Collateral"). The Collateral represents substantially all of the assets of the Company.

     Dr. Robertson made demand for full payment through a Notice of Demand and Notice of Disposition of Collateral on March 28, 2002. The principal amount due under the Notes at March 28, 2002 was $1,885,000.

     A public auction to sell certain assets included in the Collateral was conducted on April 8, 2002. Prior to the public auction, Dr. Robertson assigned certain Notes to Earth Friendly Chemicals, Inc. ("Earth Friendly Chemicals"). At the public auction, certain assets included in the Collateral were sold to Earth Friendly Chemicals at a purchase price of $500,000. The proceeds were paid also to Earth Friendly Chemicals in satisfaction of certain Notes that it held. A copy of the Memorandum of Sale, which includes a description of the assets sold, is attached to this report as Exhibit 99.

     Dr. Robertson was Chairman of the Board and a director of the Company until his resignation on March 21, 2002. Dr. Robertson is Chairman of Earth Friendly Chemicals, Inc.


The Company's board of directors authorized the filing of a bankruptcy petition on March 22, 2002. The Company is currently preparing a bankruptcy petition in anticipation of the liquidation and dissolution of the Company. Following the sale of the Collateral, the Company had total assets of approximately $290,000 and total liabilities of approximately $3,500,000. The Company no longer has any operating income or expense.




ITEM 7.  Exhibits.
         ---------

Exhibit No.       Description

99                Memorandum of Sale

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                   Natural Solutions  Corporation
(Registrant)



Date: April 29, 2002               By: /s/ Lowell W. Morse
                                      -----------------------------------------
                                            President

                                                                      Exhibit 99

                               MEMORANDUM OF SALE

         THIS MEMORANDUM OF SALE is made this 8th day of April, 2002 by and between Earth Friendly Chemicals, Inc. ("Secured Party") and Earth Friendly Chemicals, Inc. ("Purchaser").

Recitals

         A. Pursuant to a security agreement ("Security Agreement") from Natural Solutions Corporation to M. G. Robertson dated as of June 1, 2000. The Secured Party conducted a public auction at 10:00 a.m. on April 8, 2002 ("Sale Date"), a sale of certain personal property, more particularly described on Exhibit A ("Property").

         B. The Purchaser was the successful bidder at the public auction of the Property.

Agreement

         For and in consideration of the Property and the Deposit (as defined below) and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties, the parties agree as follows:

                  1. The Purchaser agrees to buy and the Secured Party agrees to sell the Property for the sum of $500,000 (the "Purchase Price").

                  2.       The Purchase price shall be paid as follows:

                           (a) $ [WAIVED] ("Deposit") deposited with the Secured party upon execution of this Memorandum of Sale; and

                           (b) Balance of the Purchase Price to be paid to the Secured Party in cash within ten (10) days from the date of this Memorandum of Sale.

Failure to pay the Purchase Price as set forth in this Memorandum of Sale will result in the forfeiture of the Deposit, the termination of this memorandum of Sale and the resale of the Property.

                  3. The conveyance of the Property is subject to any and all rights, defects, liens, encumbrances or adverse claims of whatever nature, which are superior to the lien of the Security Agreement.

                  4. Settlement will be held at the Norfolk offices of Kaufman & Canoles.

                  5.       The Purchaser shall pay all costs of conveyancing.

                  6. The Secured Party will convey the Property by bill of sale without warranty.

                  7. THE SECURED PARTY MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY SORT OR NATURE CONCERNING THE CONDITION OF THE PROPERTY (INCLUDING, BUT NOT LIMITED TO, WHETHER OR NOT ANY PERSON IS IN POSSESSION OF THE PROPERTY) AND THE PROPERTY IS SOLD IN AN "AS IS" CONDITION.

                  8.       TIME IS OF THE ESSENCE.

         WITNESS the following signatures:

                                 SECURED PARTY
                                 EARTH FRIENDLY CHEMICALS, INC.


                                 By: /s/
                                    -------------------------------------------
                                                     Counsel


                                 PURCHASERS:
                                 EARTH FRIENDLY CHEMICALS, INC.


                                 By: /s/
                                    -------------------------------------------
                                                     Counsel

                                    EXHIBIT A

                                ASSETS TO BE SOLD

                          Natural Solutions Corporation
                 Sale Date: Monday, April 8, 2002 at 10:00 a.m.


                  Accounts Receivable

                  Amounts Due From Ice Ban USA

                  Furniture & Equipment (consisting primarily of five (5) used computers and accessories plus associated software and files, eight
                  (8)  lateral  files of  various  sizes  plus
                  associated paper records, and two (2) pieces of scientific equipment-freeze point tester and corrosion tester)

                  Rights Under Ice Ban License Agreement dated
                  August 31, 1996  between  Natural  Solutions
                  Corporation   and  Ice  Ban  USA,  Inc.,  as
                  amended

                  All distribution rights and distribution agreements (including but not limited to Bare Grounds, International Salt Company, L.L.C., P.S. Construction, GMCO, America West, and Scot Wood Industries)

                  All supply rights and agreements (including but not limited to Penford Products Company)

                  All  rights  to  the  use  of  trade   names
                  (including  Summit   Performance  Plus,  and
                  Ultra)